                             MARTIN CURRIE BUSINESS TRUST
                                  EMERGING ASIA FUND








                                    ANNUAL REPORT

                                    APRIL 30, 1998

                                                        MCBT EMERGING ASIA FUND

-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998



  OBJECTIVE            Long term capital appreciation through active
                       management of a diversified portfolio of equities in
                       Asian countries with emerging markets and developing
                       economies.

  LAUNCH DATE          March 24, 1995

  FUND SIZE            $21.1m

  PERFORMANCE          Total return from May 1, 1997 through April 30, 1998

                       -    MCBT - Emerging Asia Fund (excluding all transaction fees)             -73.1%
                       -    MCBT - Emerging Asia Fund (including all transaction fees)             -74.0%
                       -    The Morgan Stanley Capital International - Emerging Free Asia Index    -44.0%

                       Annualized  total return from March 24, 1995 through April 30, 1998

                       -    MCBT - Emerging Asia Fund (excluding all transaction fees)             -34.3%
                       -    MCBT - Emerging Asia Fund (including all transaction fees)             -35.0%

                       The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley
                       Capital International Emerging Free Asia Index from April 1, 1995 through April 30, 1998.

                       -    MCBT - Emerging Asia Fund (excluding all transaction fees)             -34.7%
                       -    MCBT - Emerging Asia Fund (including all transaction fees)             -35.4%
                       -    The Morgan Stanley Capital International - Emerging Free Asia Index    -16.5%


                               4/1/95(a)  4/30/95   4/30/96   4/30/97  4/30/98
MCBT Emerging Asia Fund         $10,000    $9,541   $11,957   $ 9,664   $2,598
MCBT Emerging Free Asia Index   $10,000    $9,850   $11,682   $10,246   $5,737

(a) Performance for the benchmark is not available from March 24, 1995 (commencement of investment operations). For that reason, performance is shown from April 1, 1995.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

                                                        MCBT EMERGING ASIA FUND

-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

 PORTFOLIO         There has been a complete collapse in stockmarkets and
 COMMENTS          currencies of emerging Asian countries.  This has brought
                   about a dramatic economic slowdown which will see an escalation of bad news over the next few months. High unemployment, bankruptcies, shrinking money supply and debt restructuring will be common to many countries and in some, social unrest is a real possibility. Although the issue of deteriorating current account deficits is being resolved, that is because import demand has disappeared rather than because export growth is particularly robust.

                   However, bleak as the general outlook is, stockmarkets have already fallen a long way and in many cases share prices have been sold down indiscriminately. There are therefore areas of interest to the Asian investor.

                   In the semi-annual report, six months ago, we stated our intention to remain in Indonesia. However, the situation there has deteriorated to such an extent that we have sold out of Indonesia altogether and have moved funds into the north of the region, principally Taiwan, and also reentered the Thai stockmarket.

                   Taiwan's economy will certainly be affected by the slowdown in Japan and South East Asia. However, its current account surplus, and healthy balance of foreign exchange reserves will provide better liquidity conditions than elsewhere in Asia. Furthermore Taiwan's asset bubble (both property and stockmarket) was burst early in the 1990's and its banking system is in better shape than those in some ASEAN countries. We have a portfolio in Taiwan with an emphasis in the electronics, banking and construction sectors.

                   Thailand and South Korea have taken some steps to address their economic problems. While we believe the economic recovery is still some way off, we believe it is a good time to start reinvesting in these countries, having identified companies that will survive the economic downturn. We have purchased Pohang Iron and Steel in Korea, the world's second largest steel manufacturer. We also participated in the recapitalisation of Thailand's two largest banks, Bangkok Bank and Thai Farmers Bank.

                   Outlook
                   -------

                   As stated above, the economic outlook remains bleak for the region as a whole. However, the slowdown in China and Taiwan will be less significant than elsewhere in Asia. Companies in these countries which have superior product and management, can continue to grow their profits. Buying the recovery in the crisis areas of Asia will increasingly come to the fore in our investment strategy over the next twelve months.


 INVESTMENT        James Fairweather is Chief Investment Officer.  All
 MANAGER           funds are managed on a team basis, with a named
 PROFILE           director heading each team.

                   Tom Walker manages the MCBT Emerging Asia Fund.
                   With ten years investment experience, Tom has been appointed head of the Pacific Basin team. He graduated from Magdalene College, Cambridge with a degree in Law and completed a diploma in accounting at Heriot Watt University in 1983. He qualified as a chartered accountant in 1986 at Peat Marwick before spending six years with Edinburgh Fund Managers plc. He then moved to Hong Kong in 1993 as an investment manager with Barings Asset Management
                   (Asia) Ltd. And joined Martin Currie Investment Management LTD as a director in 1996.

                   The Global Asset Allocation Committee sets limits for regional allocation. The managers of the funds are responsible for the selection of countries within those regions, sectors, and stocks.

                                                        MCBT EMERGING ASIA FUND

-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

ASSET ALLOCATION
(% of net assets)

EMERGING ASIA                    IG06
-------------                    ----
China                              4%
Hong Kong                         21%
Korea                             12%
Philippines                        7%
Taiwan                            42%
Thailand                           7%
ST Investment                      3%
Other Net Assets                   4%
                                 ----
TOTAL:                           100%


LARGEST HOLDINGS
BY COUNTRY                                        % OF NET ASSETS
     TAIWAN

     Evergreen Marine Corporation                      4.3
     Teco Electric & Machine, 2.750%, 04/15/2004       4.2

     CHINA

     Guangdong Kelon Electrical                        4.0

     PHILIPPINES

     Belle Corporation                                 3.3

     HONG KONG

     Road King Infrastructure Limited                  4.8
     Qingling Motors                                   4.7

     THAILAND

     Thai Farmers Bank                                 2.8

     KOREA

     Samsung Electronics America Incorporated          4.7



                                                         MCBT EMERGING ASIA FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1998

                                                                      SHARES/PAR        VALUE
                                                                      ----------        -----
COMMON STOCK, WARRANTS, RIGHTS AND
     CONVERTIBLE BONDS - 92.3%

CHINA - 4.0%
     GUANGDONG KELON ELECTRICAL                                         820,000     $   841,596
                                                                                    -----------
     TOTAL CHINA - (COST $715,177)

HONG KONG - 20.5%
     CHEUNG KONG HOLDINGS                                               135,000         897,560
     FIRST TRACTOR LIMITED                                            1,100,000         614,188
     HUANENG POWER INTERNATIONAL INCORPORATED                         1,450,000         814,291
     QINGLING MOTORS                                                  2,300,000         994,707
     ROAD KING INFRASTRUCTURE LIMITED                                 1,090,000       1,013,168
                                                                                    -----------
     TOTAL HONG KONG - (COST $4,586,525)                                              4,333,914
                                                                                    -----------
KOREA - 11.7%
     HOUSING & COMMERCIAL BANK, GDR                                     107,532         652,719
     POHANG IRON & STEEL COMPANY                                         17,000         794,987
     SAMSUNG ELECTRONICS AMERICA INCORPORATED *                          17,702         980,133
     SAMSUNG ELECTRONICS AMERICA INCORPORATED, RIGHTS 06/01/1998 *        1,408          27,180
                                                                                    -----------
     TOTAL KOREA - (COST $2,693,274)                                                  2,455,019
                                                                                    -----------
PHILIPPINES - 7.5%
     BELLE CORPORATION *                                             16,100,000         705,754
     BELLE CORPORATION, WARRANTS 10/06/2000 *                         3,220,000          10,025
     JOLLIBEE FOODS, WARRANTS 03/25/2003 *                            1,290,000         586,364
     METRO BANK & TRUST                                                  34,600         269,302
                                                                                    -----------
     TOTAL PHILIPPINES - (COST $4,010,127)                                            1,571,445
                                                                                    -----------

TAIWAN - 41.5%
     A.D.I. CORPORATION                                                 650,000         504,632
     ACER INCORPORATED                                                  113,000         188,479
     ACER PERIPHERALS INCORPORATED                                      461,000         838,830
     BANK SINO PAC                                                    1,180,000         858,845
     BES ENGINEERING CORPORATION                                        900,000         742,392
     CHINATRUST COMMERCIAL BANK                                         335,000         393,168
     EVERGREEN MARINE CORPORATION                                       895,000         895,692
     FAR EASTERN TEXTILE LIMITED                                        771,559         701,960
     ORIENT SEMICONDUCTOR ELECTRONICS LIMITED, 1.500%, 02/26/2003       650,000         661,830
     PACIFIC CONSTRUCTION                                             1,300,000         737,236
     TAIWAN SEMICONDUCTOR MANUFACTURING                                 189,611         819,408
     TECO ELECTRIC & MACHINE, 2.750%, 04/15/2004                      1,300,000         879,580
     UNITED MICROELECTRONICS LIMITED                                    278,165         523,017
                                                                                    -----------
     TOTAL TAIWAN - (COST $9,346,212)                                                 8,745,069
                                                                                    -----------

THAILAND - 7.1%
     BANGKOK BANK                                                       195,600         490,898
     SIAM COMMERCIAL BANK                                               353,000         420,129
     THAI FARMERS BANK                                                  257,000         588,473
                                                                                    -----------
     TOTAL THAILAND - (COST $1,831,450)                                               1,499,500
                                                                                    -----------

See notes to financial statements.
                                         4

                                                         MCBT EMERGING ASIA FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1998


                                                                                        VALUE
                                                                                        -----

TOTAL COMMON STOCK, WARRANTS, RIGHTS AND
     CONVERTIBLE BONDS - (COST $23,182,765)+                                       $ 19,446,543
                                                                                    -----------

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ---------
SHORT TERM INVESTMENT - 3.4%
     STATE STREET BANK AND TRUST REPURCHASE AGREEMENT,
     5.150%, 05/01/1998 (a)                                        $ 711,000            711,000
                                                                                    -----------


TOTAL SHORT TERM INVESTMENT - (COST $711,000)                                           711,000
                                                                                    -----------

TOTAL INVESTMENTS - (COST  $23,893,765) - 95.7%                                      20,157,543
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 4.3%                             915,431
                                                                                    -----------
NET ASSETS - 100.0%                                                                $ 21,072,974
                                                                                    -----------
                                                                                    -----------

*    Non-income producing security.
(a) The repurchase agreement, dated 4/30/98, $711,000 par due 5/1/98, is collateralized by United States Treasury Bonds, 6.00%, due 2/15/26, with a market value of $725,736.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Agricultural Machinery 2.9%, Automobiles 4.7%, Banks 17.4%, Building & Construction 8.3%, Computers 7.3%, Electric Utilities 3.9%, Electrical Equipment 4.2%, Electronics 7.3%, Food & Beverages 2.8%, Household Appliances & Home Furnishings 4.0%, Real Estate 11.2%, Semi-Conductor Manuf. Equip. 7.0%, Steel 3.8%, Textiles 3.3%, Transportation 4.2%.

GDR  Global Depositary Receipts.



See notes to financial statements.
                                        5

                                                        MCBT EMERGING ASIA FUND

-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1998


ASSETS

Investments in securities, at value (cost $23,182,765) (Note B)                $     19,446,543

Investments in repurchase agreements, at value (Note B)                                 711,000
                                                                               ----------------

         Total Investments                                                           20,157,543

     Cash                                                                                   852

     Foreign currency, at value (cost $992,049) (Note B)                                992,557

     Dividend and interest receivable                                                    26,638

     Prepaid insurance expense                                                              202

     Deferred organization expenses (Note B)                                              4,649
                                                                               ----------------

         TOTAL ASSETS                                                                21,182,441
                                                                               ----------------

LIABILITIES

     Management fee payable (Note C)                                                     73,199

     Administration fee payable (Note C)                                                  6,371

     Trustees fees payable (Note C)                                                       1,467

     Accrued expenses and other liabilities                                              28,430
                                                                               ----------------
         TOTAL LIABILITIES                                                              109,467
                                                                               ----------------
TOTAL NET ASSETS                                                               $     21,072,974
                                                                               ----------------
                                                                               ----------------

COMPOSITION OF NET ASSETS:

     Paid-in-capital                                                           $     81,999,677

     Undistributed net investment loss                                               (1,920,658)

     Accumulated net realized loss on investment and foreign
      currency transactions                                                         (55,268,003)

     Net unrealized depreciation on investment and foreign currency transactions     (3,738,042)
                                                                               ----------------
TOTAL NET ASSETS                                                               $     21,072,974
                                                                               ----------------
                                                                               ----------------

NET ASSET VALUE PER SHARE                                                      $           2.59
($21,072,974 / 8,125,027 shares of beneficial interest outstanding)            ----------------
                                                                               ----------------

See notes to financial statements.

                                                         MCBT EMERGING ASIA FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                                  APRIL 30, 1998

INVESTMENT INCOME

     Interest income                                                $  148,078

     Dividend income                                                   786,674

     Foreign taxes withheld                                           (120,577)
                                                                  ------------
         TOTAL INVESTMENT INCOME                                       814,175
                                                                  ------------
EXPENSES

     Management fee (Note C)                                           640,772

     Custodian fee                                                     183,786

     Administration fee (Note C)                                        58,118

     Audit fee                                                          25,802

     Legal fees                                                          3,329

     Transfer agent fee                                                  7,099

     Trustee fees (Note C)                                               2,380

     Amortization of deferred organization expenses                      2,547

     Miscellaneous expenses                                             27,024

     Fees and expenses waived by the investment manager (Note C)       (96,494)
                                                                  ------------
         TOTAL EXPENSES                                                854,363
                                                                  ------------
NET INVESTMENT LOSS                                                    (40,188)
                                                                  ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY

     Net realized loss on investments                              (44,893,511)

     Net realized loss on foreign currency transactions             (2,054,320)

     Net unrealized depreciation on:

        Investments (net of foreign taxes of ($2,331))              (4,450,434)

        Foreign currency transactions                                  (15,262)
                                                                   ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (51,413,527)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(51,453,715)
                                                                   ------------
                                                                   ------------

See notes to financial statements.

                                                         MCBT EMERGING ASIA FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR                     YEAR
                                                                     ENDED                    ENDED
                                                                 APRIL 30, 1998           APRIL 30, 1997
                                                                 --------------           --------------

NET ASSETS at beginning of period                                  $ 84,384,554             $129,326,397
                                                                  -------------           --------------
DECREASE IN NET ASSETS FROM OPERATIONS:

     Net investment loss                                                (40,188)              (1,132,121)

     Net realized loss on investment transactions                   (44,893,511)             (10,462,605)

     Net realized loss on foreign currency transactions              (2,054,320)                (251,855)

     Net unrealized depreciation on:

        Investments                                                  (4,450,434)             (10,666,199)

        Foreign currency transactions                                   (15,262)                  17,243
                                                                  -------------           --------------
     Net decrease in net assets from operations                     (51,453,715)             (22,495,537)
                                                                  -------------           --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     In excess of net investment income                                       0                 (119,214)

     In excess of net realized gains                                          0               (3,999,558)
                                                                  -------------           --------------
     Total distributions                                                      0               (4,118,772)
                                                                  -------------           --------------

CAPITAL SHARE TRANSACTIONS:

     Net proceeds from sales of shares                                8,136,783               33,631,104

     Reinvestment of dividends and distributions to shareholders              0                4,115,185

     Cost of shares repurchased                                     (20,466,078)             (57,682,075)

     Paid in capital from subscription and redemption fees              471,430                1,608,252
                                                                  -------------           --------------
     Total decrease in net assets from capital share transactions   (11,857,865)             (18,327,534)
                                                                  -------------           --------------
NET DECREASE IN NET ASSETS                                          (63,311,580)             (44,941,843)
                                                                  -------------           --------------
NET ASSETS at end of period (includes undistributed
 net investment losses of $1,920,658 and $82,681, respectively)    $ 21,072,974             $ 84,384,554
                                                                  -------------           --------------
                                                                  -------------           --------------

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

     Shares sold                                                      2,782,687                2,990,256

     Shares issued in reinvestment of distributions to shareholders           0                  381,036

     Less shares repurchased                                         (3,417,299)              (5,074,489)
                                                                  -------------           --------------
     Net share transactions                                            (634,612)              (1,703,197)
                                                                  -------------           --------------
                                                                  -------------           --------------

See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND

-------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD

                                             YEAR          YEAR (4)           YEAR (4)      MARCH 24, 1995 *
                                            ENDED           ENDED              ENDED            THROUGH
                                        APRIL 30,1998   APRIL 30, 1997     APRIL 30, 1996    APRIL 30, 1995
                                        -------------   --------------     --------------    --------------

PER SHARE OPERATING PERFORMANCE
-------------------------------

Net asset value, beginning of period      $     9.630      $    12.360     $      9.980        $    10.000

Net investment income (loss)                   (0.227)           (.101)          (0.029)             0.009

Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (6.871)          (2.503)           2.446             (0.029)
                                          -----------     ------------      -----------        -----------

Total from investment operations               (7.098)          (2.604)           2.417             (0.020)
                                          -----------     ------------      -----------        -----------
Less distributions:

     In excess of net investment income         0.000           (0.009)           0.000              0.000

     Net realized gains                         0.000            0.000           (0.209)             0.000

     In excess of net realized gains            0.000           (0.305)           0.000              0.000
                                          -----------     ------------      -----------        -----------
Total distributions                             0.000           (0.314)          (0.209)             0.000
                                          -----------     ------------      -----------        -----------

Paid in capital from subscription and
     redemption fees (Note B)                   0.058            0.188            0.172              0.000
                                          -----------     ------------      -----------        -----------

Net asset value, end of period            $     2.590      $     9.630     $     12.360        $     9.980
                                          -----------     ------------      -----------        -----------
                                          -----------     ------------      -----------        -----------

TOTAL INVESTMENT RETURN (1)                    (73.10)%         (19.82)%          26.30%             (0.20)%(2)
-----------------------                   -----------     ------------      -----------        -----------
                                          -----------     ------------      -----------        -----------
RATIOS AND SUPPLEMENTAL DATA
----------------------------

Net assets, end of period                 $21,072,974      $84,384,554     $129,326,397        $42,027,699
                                          -----------     ------------      -----------        -----------
                                          -----------     ------------      -----------        -----------

Operating expenses, net, to average net
     assets (Note C)                             2.00%            1.89%            1.93%              1.85%(3)

Operating expenses, gross, to average
     net assets (Note C)                         2.23%            1.98%            2.18%              2.57%(3)

Net investment income (loss) to
     average net assets                         (0.09)%          (0.89)%          (0.27)%             0.96%(3)

Portfolio turnover rate                            162%             118%              65%                0%

Per share amount of fees waived (Note C)  $      0.552     $      0.011    $       0.027       $      0.007

---------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using a monthly average number of shares outstanding during the year.

See notes to financial statements.

                                                         MCBT EMERGING ASIA FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS


NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers seven funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund, Emerging Asia Fund and EMEA Fund, (the "Funds"). The MCBT Emerging Asia Fund (the "Fund") commenced investment operations on March 24, 1995. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                         MCBT EMERGING ASIA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)


FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at April 30, 1998.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.75% of the amount invested and a redemption fee on cash redemptions of 1.75% of the amount redeemed. All purchase premiums and redemption fees are paid to and retained by the Fund and are recorded as paid-in-capital by the Fund. These fees are intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees may be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. For the year ended
April 30, 1998, $128,716 was collected in purchase premiums and $342,714 was collected in redemption fees.

                                                         MCBT EMERGING ASIA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)


INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. As of April 30, 1998, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $23,016,785 ($3,928,107 expires April 30, 2005, $19,088,678 expires April 30, 2006), available to be used to offset future realized capital gains. As of April 30, 1998, the Fund has elected for Federal income tax purposes to defer a $32,249,612 current year post October 31 capital loss and a $1,920,658 post October 31 currency loss current year as though the losses were incurred on the first day of the next fiscal year. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the Fund's average net assets. Prior to September 20, 1996 the Investment Manager had voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets.

The Investment Manager has also voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 2.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1998, the Investment Manager has waived $96,494 of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

                                                         MCBT EMERGING ASIA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1998 were $62,052,897 and $76,834,697 respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998 were as follows:


            IDENTIFIED              GROSS UNREALIZED          NET UNREALIZED
              COST           APPRECIATION   (DEPRECIATION)      DEPRECIATION
          -------------      ------------   --------------    --------------

          $  23,895,371      $    323,622   $   (4,061,450)   $   (3,737,828)


NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 1998 there were three shareholders who owned greater than 10% of the Fund's outstanding shares, representing 47% of the Fund.


NOTE F - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.


The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the
Martin Currie Business Trust - Emerging Asia Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Asia Fund (the "Fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.
These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 16, 1998

                            MARTIN CURRIE BUSINESS TRUST



                                ____________________




                               TRUSTEES  AND OFFICERS


                    C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                   Colin Winchester, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK

                                * INTERESTED TRUSTEE

                                ____________________




                                 INVESTMENT MANAGER


                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                011-44-131-229-5252


                                 Regulated by IMRO


                     Registered Investment Adviser with the SEC

                                ____________________




   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.